Exhibit 10.1

SEVENTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT to Loan and Security Agreement is entered into as of December 8, 2023 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and QUICKLOGIC CORPORATION (“Borrower”).

Recitals

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 21, 2018 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 6, 2019 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 11, 2020, that certain Third Amendment to Loan and Security Agreement dated as of August 16, 2021, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of November 16, 2021, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of April 4, 2022 and that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2022 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

“Revolving Line” means a credit extension of up to Twenty Million Dollars ($20,000,000).

“Revolving Maturity Date” means December 31, 2025.

2. Section 2.5(a) of the Agreement is amended and restated in its entirety to read as follows

(a) Facility Fees. On December 31, 2023 and each anniversary thereof for so long as the Revolving Facility is in place, a facility fee with respect to the Revolving Facility equal to Sixty Thousand Dollars ($60,000), each of which shall be nonrefundable; and

3. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4. Borrower affirms and acknowledges that by submitting a Payment/Advance Form to Bank pursuant to Section 3.2 of the Agreement, Borrower is certifying that the representations and warranties contained in Section 5 of the Agreement are true and correct in all material respects, and that there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency, on and as of the date of Borrower’s request for such Credit Extension, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this original signed Agreement, duly executed by Borrower,

(b) corporate resolutions and incumbency certificate;

(c) payment of the facility fee in the amount of $60,000 (that is due and payable on December 31, 2023 pursuant to Section 2.5(a) of the Agreement, as amended herein), plus all Bank Expenses incurred through the date of this Amendment; and

(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

HERITAGE BANK OF COMMERCE	QUICKLOGIC CORPORATION

By:	/s/ Mike Hansen	By:	/s/ Elias Nader

Name:	MIKE HANSEN	Name	ELIAS NADER

Title:	SVP & MANAGER, CORPORATE FINANCE	Title:	CFO

[Signature Page to Seventh Amendment to Amended and Restated Loan and Security Agreement]

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